--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              CALIFORNIA MUNICIPALS
                                    FUND INC.
--------------------------------------------------------------------------------
               CLASSIC SERIES | ANNUAL REPORT | FEBRUARY 28, 2001

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 31 years of securities business experience and has managed the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.* The Fund invests at least 80% of its net assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.

----------------
* Please note a portion of the income from the Fund may be subject to the Alternative Minimum Taqx ("AMT").

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
April 9, 1984

MANAGER TENURE
--------------------------------------------------------------------------------
16 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
31 Years

                                    Class A        Class B           Class L
--------------------------------------------------------------------------------
NASDAQ                               SHRCX          SCABX             SCACX
--------------------------------------------------------------------------------
INCEPTION                           4/9/84         11/6/92           11/14/94
--------------------------------------------------------------------------------

[GRAPHIC] Classic Series

Annual Report o February 28, 2001

SMITH BARNEY CALIFORNIA
MUNICIPALS FUND INC.

--------------------------------------------------------------------------------

Average Annual Total Returns as of February 28, 2001

                                                 Without Sales Charges(1)

                                          Class A         Class B       Class L
--------------------------------------------------------------------------------
One-Year                                    14.70%         14.06%        14.09%
--------------------------------------------------------------------------------
Five-Year                                    6.21           5.65          5.60
Ten-Year                                     7.38            N/A           N/A
--------------------------------------------------------------------------------
Since Inception+                             8.38           6.79          8.16
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                          Class A         Class B       Class L
--------------------------------------------------------------------------------
One-Year                                    10.09%          9.56%        11.99%
--------------------------------------------------------------------------------
Five-Year                                    5.34           5.49          5.39
--------------------------------------------------------------------------------
Ten-Year                                     6.94            N/A           N/A
--------------------------------------------------------------------------------
Since Inception+                             8.12           6.79          8.00
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

A Letter from the Portfolio Manager .......................................    2

Historical Performance ....................................................    5

Fund at a Glance ..........................................................    8

Schedule of Investments ...................................................    9

Bond Ratings ..............................................................   17

Statement of Assets and Liabilities .......................................   19

Statement of Operations ...................................................   20

Statements of Changes in Net Assets .......................................   21

Notes to Financial Statements .............................................   22

Financial Highlights ......................................................   26

Tax Information ...........................................................   27

Independent Auditors' Report ..............................................   28

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds--attracted by the steady stream of interest income.

                               [PHOTO OMITTED]

                               HEATH B. MCLENDON
                               CHAIRMAN

                               -----------------

As you may know, municipal bond funds seek to provide attractive current income free of federal and in some cases, state and local taxes (excluding the Alternative Minimum Tax "AMT"). At Citigroup Asset Management, we generally manage our municipal bond funds to provide high levels of dividend income as is consistent with prudent investment management and preservation of capital.

Moreover, our municipal bond funds offer dividend reinvestment plans, which can be one of the most effective wealth-building tools available to investors today. Dividend reinvestment plans are a convenient, simple, and efficient way for shareholders to reinvest their dividends and capital gains, if any, in additional shares of a particular fund. Systematic investments put time to work for you through the power of compounding. We encourage investors to consider participating in their funds' dividend reinvestment plan.

Municipal bond funds offer professional selection and management of a portfolio of municipal bonds. They allow investors to diversify their risk across a wide range of issuers and are a hedge against stock market volatility. One of the advantages of investing in bond funds rather than in bonds directly is the ease and effectiveness in its way income can be reinvested. Bonds have semi-annual coupon payments where municipal bond funds pay dividends monthly.

The Smith Barney California Municipals Fund ("Fund") seeks to provide California investors with as high a level of tax-exempt income consistent with prudent investment management and the preservation of capital.(1) Portfolio manager Joe Deane and his investment team carefully select securities for the Fund's portfolio by identifying undervalued sectors and individual securities, that they believe may benefit from changes in market conditions. Joe and his investment team aim to preserve the Fund's assets when the markets are down and generate gains in the Fund's portfolio during rising markets.

Thank you for entrusting Citigroup Asset Management with the management of your assets.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman


March 15, 2001

----------

(1) Please note that a portion of the income from the Fund may be subject to the federal Alternative Minimum Tax ("AMT"). The Fund's investments are subject to interest rate and credit risks. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal and interest than higher-rated securities. As a non-diversified fund, the Fund cannot invest a larger percentage of its assets in fewer issues than a diversified fund.


                 1   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney California Municipals Fund Inc. ("Fund") for the period ended February 28, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

For the year ended February 28, 2001, the Fund's Class A shares, without and with sales charges, returned 14.70% and 10.09%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 12.34% for the same period. Past performance is not indicative of future results.

Municipal Bond Market Update

During the period, the bond market has performed relatively well. We have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). In the near term, we expect the Fed to continue to ease short-term interest rates. Specifically, we think the bond market should head higher between now and the middle of the year.

The Fed reduced short-term interest rates twice so far in 2001 in an effort to boost economic activity, lowering interest rates on January 3 and January 31, 2001 by 50 basis points(2) each time. While the lowering of interest rates by the Fed did not come as a big surprise in light of recent market conditions, the magnitude of the interest rate cuts was somewhat unanticipated. The last time the Fed reduced the federal funds rate ("fed funds rate")(3) target by a full 50 basis points in one single stroke was July 1992, the first year of economic recovery after the 1990 to 1991 recession.

In our view, a 100 basis point reduction in interest rates is not massive when compared to past interest rate shifts. But we think it's worth noting that this was the largest interest rate adjustment in one calendar month since Fed Chairman Alan Greenspan took the helm of the central bank in 1987. Prior to this past month, the largest amount that Greenspan had adjusted rates within a month was 75 basis points. So it is clear to us the speed of this interest rate cut has been unprecedented in the otherwise incrementalist Fed under the direction of Alan Greenspan. In our view, the door is still open for further interest rate cuts to spur U.S. economic growth. In fact, we expect further interest rate cuts at the next Federal Open Market Committee ("FOMC")(4) meeting in March 2001.(5)

Greenspan has warned that U.S economic growth has slowed substantially and downside risks may predominate in the coming months. But Greenspan was also quick to point out signs that the U.S. economy may emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")(6) growth would slow to about 2% to 2.5% this year, forecasting a substantial slowdown for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

----------
(1) The Lehman Index is a broad-based unmanaged index of municipal bonds. Please note that an investor cannot invest directly in an index.
(2)   A basis point is 0.01%, or one one-hundredth of a percent.
(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(4) The FOMC is a policy-making body of the Federal Reserve System, the U.S. Central Bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(5) On March 20, 2001, after this letter was written, the Fed cut interest rates by one-half percentage point.
(6) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments, and net exports of goods and services.


                 2   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

We think the U.S economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the recent Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed interest rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the fed funds rate target, investors were ready for profit taking.

California Economic Highlights(7)

California's favorable credit rating is based on its moderate debt burden, strong labor force and its fundamental strengths, which are supported by a favorable economy and financial operations. California continues to set record sales, profits, exports and new venture capital financing in many industries. In addition, the state is also a leader in the telecommunications, multimedia, and biotechnology industries.

During the period, California has been facing an energy crisis with demand outpacing supply as well as higher costs of power. California's tax-exempt marketplace has been influenced by the financial difficulties of the state's major electric power producers. Because these utility companies have been unable to pass along higher energy costs to their customers, they have defaulted on some of their debt obligations.

With regard to the California utility crisis, the Fund currently maintains some of its holdings in select California utility obligations. Though clearly a concern, we believe the likelihood of any material loss to the Fund is extremely low, especially in view of the small amount of these securities held by the Fund (less than 1%). Moreover, we are confident that the Fund's broad diversification should help to mitigate any problems from our holdings if they do occur.

Although the electric power situation may prove to have a negative economic impact on the state, recent statistics have shown that going forward California will continue to remain strong, with employment gains still around 3% and tax collections through January remaining strong. We believe that California should remain a competitive economic force for many years to come.

Investment Strategy

As previously noted, the Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income tax as is consistent with conservative investment management and preservation of capital.(8)

The Fund's investment strategy going forward will be three-fold:

o We see value at the long end of the yield curve(9) and are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

o     We are focusing on investing in high-grade issues; and

o We are investing in discount paper because this is where we believe we can obtain the best value.

As of February 28, 2001, 96.8% of the Fund's holdings were rated investment-grade,(10) with 66.5% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

----------
(7)   Sources: Fitch IBCA, Inc., Duff & Phelps and the State of California.
(8) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT"). The Fund's investments are subject to interest rate and credit risks. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal and interest than higher-rated securities. As a non-diversified fund, the Fund cannot invest a larger percentage of its assets in fewer issues than a diversified fund.
(9) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(10) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service or that have an equivalent rating by any nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


                 3   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

Municipal Bond Market Outlook

We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years. In the near term, we think the bond market will be influenced by two factors: further Fed actions and President Bush's tax package, the latter of which should be making its way through Congress by April or May 2001.

While debates on "hard" versus "soft landings" may continue, the consensus is that the U.S. economy has slowed considerably and may continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases until we see substantial economic improvement. In short, we are bullish on municipal bonds in the coming months.

Thank you for your investment in the Smith Barney California Municipals Fund
Inc.

Sincerely,


/s/ Joseph P. Deane

Joseph P. Deane
Vice President and
Investment Officer

March 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 9 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2001 and is subject to change.


                 4   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

             Net Asset Value
            ------------------
            Beginning    End     Income    Capital Gain     Return     Total
Year Ended   of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
2/28/01      $15.28    $16.70    $0.78        $0.00         $0.00      14.70%
--------------------------------------------------------------------------------
2/29/00       16.93     15.28     0.76         0.00          0.00      (5.36)
--------------------------------------------------------------------------------
2/28/99       16.99     16.93     0.80         0.10          0.00       5.02
--------------------------------------------------------------------------------
2/28/98       16.26     16.99     0.84         0.23          0.00      11.44
--------------------------------------------------------------------------------
2/28/97       16.31     16.26     0.85         0.20          0.00       6.37
--------------------------------------------------------------------------------
2/28/96       15.40     16.31     0.84         0.03          0.00      11.93
--------------------------------------------------------------------------------
2/28/95       16.15     15.40     0.89         0.19          0.00       2.46
--------------------------------------------------------------------------------
2/28/94       16.70     16.15     0.84         0.65          0.00       5.92
--------------------------------------------------------------------------------
2/28/93       15.78     16.70     0.97         0.29          0.04      14.76
--------------------------------------------------------------------------------
2/28/92       15.66     15.78     1.05         0.27          0.00       9.50
================================================================================
    Total                        $8.62        $1.96         $0.04
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                           Net Asset Value
                         ----------------------
                         Beginning        End         Income     Capital Gain      Return         Total
Year Ended                of Year       of Year      Dividends   Distributions   of Capital     Returns(1)
==========================================================================================================
2/28/01                   $15.28         $16.69        $0.70         $0.00          $0.00          14.06%
----------------------------------------------------------------------------------------------------------
2/29/00                    16.93          15.28         0.67          0.00           0.00          (5.87)
----------------------------------------------------------------------------------------------------------
2/28/99                    16.98          16.93         0.71          0.10           0.00           4.56
----------------------------------------------------------------------------------------------------------
2/28/98                    16.25          16.98         0.76          0.23           0.00          10.88
----------------------------------------------------------------------------------------------------------
2/28/97                    16.32          16.25         0.77          0.20           0.00           5.73
----------------------------------------------------------------------------------------------------------
2/28/96                    15.40          16.32         0.76          0.03           0.00          11.39
----------------------------------------------------------------------------------------------------------
2/28/95                    16.15          15.40         0.80          0.19           0.00           1.89
----------------------------------------------------------------------------------------------------------
2/28/94                    16.70          16.15         0.76          0.65           0.00           5.40
----------------------------------------------------------------------------------------------------------
Inception* -- 2/28/93      15.84          16.70         0.28          0.29           0.01           9.27+
==========================================================================================================
    Total                                              $6.21         $1.69          $0.01
==========================================================================================================


                 5   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                           Net Asset Value
                         ----------------------
                         Beginning        End         Income     Capital Gain      Return         Total
Year Ended                of Year       of Year      Dividends   Distributions   of Capital     Returns(1)
==========================================================================================================
2/28/01                   $15.26         $16.68        $0.69         $0.00          $0.00          14.09%
----------------------------------------------------------------------------------------------------------
2/29/00                    16.91          15.26         0.66          0.00           0.00          (5.92)
----------------------------------------------------------------------------------------------------------
2/28/99                    16.97          16.91         0.70          0.10           0.00           4.45
----------------------------------------------------------------------------------------------------------
2/28/98                    16.24          16.97         0.75          0.23           0.00          10.83
----------------------------------------------------------------------------------------------------------
2/28/97                    16.31          16.24         0.77          0.20           0.00           5.68
----------------------------------------------------------------------------------------------------------
2/28/96                    15.40          16.31         0.76          0.03           0.00          11.30
----------------------------------------------------------------------------------------------------------
Inception* -- 2/28/95      14.19          15.40         0.23          0.19           0.00          11.72+
==========================================================================================================
    Total                                              $4.56         $0.75          $0.00
==========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Year Ended 2/28/01                         14.70%         14.06%         14.09%
--------------------------------------------------------------------------------
Five Years Ended 2/28/01                    6.21           5.65           5.60
--------------------------------------------------------------------------------
Ten Years Ended 2/28/01                     7.38            N/A            N/A
--------------------------------------------------------------------------------
Inception* through 2/28/01                  8.38           6.79           8.16
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Year Ended 2/28/01                         10.09%          9.56%         11.99%
--------------------------------------------------------------------------------
Five Years Ended 2/28/01                    5.34           5.49           5.39
--------------------------------------------------------------------------------
Ten Years Ended 2/28/01                     6.94            N/A            N/A
--------------------------------------------------------------------------------
Inception* through 2/28/01                  8.12           6.79           8.00
================================================================================


                 6   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Cumulative Total Returns
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (2/28/91 through 2/28/01)                               103.81%
--------------------------------------------------------------------------------
Class B (Inception* through 2/28/01)                             72.58
--------------------------------------------------------------------------------
Class L (Inception* through 2/28/01)                             63.83
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.


                 7   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Smith Barney California Municipals Fund Inc. at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Fund Average+

                         February 1991 -- February 2001

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                  Smith Barney         Lehman Brothers       Lipper California
                   California           Municipal Bond        Municipal Debt
               Municipal Fund, Inc.         Index              Fund Average
               --------------------    ---------------       -----------------

Feb 1991               9602                 10000                  10000
Feb 1992              10354                 10999                  10953
Feb 1993              11883                 12513                  12485
Feb 1994              12584                 13206                  13173
Feb 1995              12893                 13455                  13205
Feb 1996              14480                 14941                  14577
Feb 1997              15403                 15764                  15280
Feb 1998              17165                 17206                  15714
Feb 1999              18026                 18344                  17627
Feb 2000              17061                 17963                  16176
Aug 2001              19569                 20178                  18234

+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1991, assuming the deduction of the maximum 4.00% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 2001. The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Fund Average is composed of an average of the Fund's peer group of 115 mutual funds investing in California municipal bonds as of February 28, 2001. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                           Industry Diversification*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4.6%      Education
 7.9%      Escrowed to Maturity
 7.3%      General Obligation
11.5%      Hospitals
 2.4%      Housing: Single-Family
22.4%      Miscellaneous
 4.5%      Pre-Refunded
 2.6%      Tax Allocation
 4.1%      Transportation
 5.8%      Utilities
21.2%      Water and Sewer
 5.7%      Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

                             Standard            Percentage
                Moody's      & Poor's      of Total Investments
                -------      --------      --------------------

                  Aaa          AAA                 66.5%

                  Aa           AA                  15.7

                   A            A                   9.6

                  Baa          BBB                  5.0

                  Ba           BB                   0.8

                   B            B                   1.3

                  NR           NR                   1.0

              VMIG 1/P-1    SP-1/A-1                0.1
                                                  -----

                                                  100.0%
                                                  =====

* As a percentage of total investments. These holdings are as of February 28, 2001 and are subject to change.


                 7   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Education -- 4.6%
$ 2,000,000    AAA       Adelanto School District, Series B, FGIC-Insured, zero coupon due 9/1/18             $    815,000
                         California Educational Facilities Authority Revenue:
 2,980,000     Aa3*        Claremont University Center, Series B, 5.000% due 3/1/24                              2,924,125
                           Pepperdine University, Series A:
 1,775,000     A1*           5.000% due 11/1/18                                                                  1,786,094
 1,500,000     A1*           5.000% due 11/1/29                                                                  1,451,250
 6,125,000     Ba1*        Pooled College & University Project, Series A, 5.500% due 7/1/15                      6,163,281
                           Southwestern University Project:
 2,635,000     A3*           6.600% due 11/1/14                                                                  2,882,031
 4,505,000     A3*           6.700% due 11/1/24                                                                  4,871,031
   800,000     A+        California State Public Works Board, Lease Revenue, High Technology
                           Facility, San Jose Facilities, Series A, 7.750% due 8/1/06                              907,000
10,000,000     AAA       Fremont Unified School District, Alameda County, Series A, FGIC-Insured,
                           4.750% due 8/1/20                                                                     9,600,000
 1,000,000     AAA       Fullerton University Foundation, Auxiliary Organization Revenue, Series A,
                           MBIA-Insured, 5.750% due 7/1/30                                                       1,075,000
 1,530,000     AAA       Santa Rosa High School District, FGIC-Insured, 5.900% due 5/1/14                        1,635,188
                         Standard School District, COP, (Capital Improvement Project), Series A:
   320,000     A-          6.200% due 3/1/10                                                                       341,600
   340,000     A-          6.250% due 3/1/11                                                                       362,950
 4,500,000     BBB       Ukiah Unified School District, COP, (Measure A Capital Projects), 6.000% due 9/1/10     4,708,125
 2,600,000     AAA       Victor Valley Unified High School District, MBIA-Insured, 5.750% due 11/1/17            2,804,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,327,425
--------------------------------------------------------------------------------------------------------------------------
Electric -- 0.7%
                         Sacramento Power Authority, Cogeneration Project Revenue:
 1,800,000     BBB-        6.500% due 7/1/07                                                                     2,020,500
 1,800,000     BBB-        6.500% due 7/1/08                                                                     2,009,250
 2,200,000     BBB-        6.500% due 7/1/09                                                                     2,447,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,477,250
--------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 7.9%
   270,000     AAA       Contra Costa County Home Mortgage Revenue, Mortgage Backed Securities
                           Program,  GNMA-Collateralized, 7.750% due 5/1/22 (c)                                    352,012
   100,000     AAA       Kern High School District, Series C, MBIA-Insured, 8.750% due 8/1/03 (c)                  112,500
   125,000     AAA       Martinez Home Mortgage Revenue Bonds, 10.750% due 2/1/16                                  187,969
 3,325,000     AAA       Perris Single-Family Mortgage Revenue, Series A, Mortgage Backed Securities
                           Program, GNMA-Collateralized, 8.300% due 6/1/13 (c)                                   4,268,469
 6,000,000     AAA       Pleasanton-Suisun City HFA, Home Mortgage, Series A, MBIA-Insured, zero
                           coupon due 10/1/16                                                                    2,707,500
                         Riverside County Single-Family Mortgage Revenue, Series A, Mortgage Backed
                           Securities Program, GNMA-Collateralized:
 2,620,000     AAA           8.300% due 11/1/12 (c)                                                              3,415,825
 1,000,000     AAA           7.800% due 5/1/21 (c)                                                               1,326,250
                         San Joaquin Hills California Transportation Corridor Agency Toll Road Revenue:
 5,000,000     AAA         Zero coupon due 1/1/14                                                                2,700,000
60,000,000     AAA         Zero coupon due 1/1/16                                                               28,800,000
17,500,000     AAA         Zero coupon due 1/1/17 (d)                                                            7,940,625
25,000,000     AAA         Zero coupon due 1/1/18                                                               10,656,250
20,000,000     AAA         Zero coupon due 1/1/19                                                                8,025,000
   735,000     AAA       Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial Project),
                           10.300% due 3/1/11                                                                      989,494
 1,250,000     Baa*      Sequoia Hospital District Revenue, 5.375% due 8/15/23                                   1,262,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                72,744,394
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                 9   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
General Obligation -- 7.3%
                         California State GO:
$ 29,250,000   AA          5.375% due 10/1/25                                                                 $ 29,871,563
                           Veterans Series:
   455,000     AA            AL, 9.700% due 4/1/02                                                                 486,158
   725,000     AA            AM, 9.000% due 10/1/02                                                                789,344
 1,000,000     AA            AT, 9.500% due 2/1/10                                                               1,382,500
 2,000,000     AA            AU, 8.400% due 10/1/06                                                              2,345,000
 4,720,000     AAA       Pasadena Unified School District, Series A, FGIC-Insured, 5.000% due 5/1/20             4,708,200
 1,000,000     Aa1*      San Diego Public Safety Communication Project, 6.650% due 7/15/11                       1,206,250
                         Santa Margarita/Dana Point Authority Revenue, GO:
20,000,000     AAA         Series A, AMBAC-Insured, 5.125% due 8/1/18                                           20,350,000
 1,500,000     AAA         Water Improvement Districts 3, 3A, 4 & 4A, Series B, MBIA-Insured,
                           7.250% due 8/1/14                                                                     1,925,625
 4,000,000     AAA       Tahoe Truckee Unified School District Improvement, District No. 1, Series A,
                           FGIC-Insured, 5.750% due 8/1/20                                                       4,325,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                67,389,640
--------------------------------------------------------------------------------------------------------------------------
Hospitals -- 11.5%
 1,500,000     A+        ABAG Finance Authority for Nonprofit Corp., COP, (Rehabilitation Mental Health
                           Services Inc. Project), California Mortgage Insured, 6.550% due 6/1/22                1,556,250
                         California Health Facilities Financing Authority Revenue:
                           AMBAC-Insured:
 2,500,000     AAA           Catholic Health Facilities, 5.750% due 7/1/15                                       2,675,000
 5,620,000     AAA           Catholic Healthcare West, Series E, 5.250% due 7/1/16                               5,781,575
10,000,000     A2*         Cedars-Sinai Medical Center, Series A, 6.125% due 12/1/30                            10,562,500
                           Industrial Health Facilities:
   705,000     AA            Casa De Las Campanas, Series A, 5.500% due 8/1/12                                     745,538
 2,500,000     AA            Marshall Hospital, Series A, 5.250% due 11/1/18                                     2,537,500
                           Kaiser Permanente:
                             Catholic Healthcare West, MBIA-Insured:
 2,000,000     AAA             5.000% due 7/1/17                                                                 2,017,500
 3,000,000     AAA             5.125% due 7/1/24                                                                 2,958,750
 3,500,000     AAA           Series A, FSA-Insured, 5.000% due 6/1/18                                            3,508,750
                             Series B:
 1,750,000     A               5.250% due 10/1/14                                                                1,758,750
 5,000,000     A               5.250% due 10/1/16                                                                4,956,250
 5,145,000     AAA         Stanford Health Care, Series A, FSA-Insured, 5.000% due 11/15/18                      5,157,862
                           Sutter Health, Series A:
                             FSA-Insured:
 1,470,000     AAA             5.125% due 8/15/17                                                                1,501,238
 1,500,000     AAA             5.250% due 8/15/27                                                                1,503,750
 2,000,000     AAA           MBIA-Insured, 5.000% due 8/15/19                                                    2,005,000
                         California Statewide Community Development Authority Revenue, COP:
 4,515,000     AAA         Industrial Health Facilities, Unihealth, Series A, AMBAC-Insured,
                             5.500% due 10/1/07                                                                  4,977,787
19,000,000     A           Kaiser Permanente, 5.300% due 12/1/15                                                19,047,500
 1,100,000     AA          Solheim Lutheran Home, 6.500% due 11/1/17                                             1,189,375
                           St. Joseph's Health System:
 4,825,000     Aa*           5.500% due 7/1/14                                                                   4,927,531
 4,000,000     AA-           5.250% due 7/1/21                                                                   3,950,000

                       See Notes to Financial Statements.


                 10   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Hospitals -- 11.5% (continued)
                           Sutter Health Obligated Group, MBIA-Insured:
$3,500,000     AAA           5.500% due 8/15/09                                                                $ 3,688,125
   500,000     AAA           6.000% due 8/15/25                                                                    531,875
                         Fresno Health Facilities Revenue, Holy Cross Health System Corp.:
 2,200,000     AA-         5.200% due 12/1/04                                                                    2,268,750
 2,435,000     AA-         5.375% due 12/1/06                                                                    2,532,400
 1,000,000     AAA       Modesto Health Facilities Revenue, Memorial Hospital Association, Series B,
                           MBIA-Insured, 5.125% due 6/1/17                                                       1,020,000
 2,000,000     A         Riverside County Asset Leasing Corp., (Riverside County Hospital Project),
                           Series A, 6.375% due 6/1/09                                                           2,102,500
 8,940,000     A         Torrance Hospital Revenue Bonds, Little County of Mary Hospital, (Escrowed
                           to maturity with U.S. government securities), 6.875% due 7/1/15 (b)                   9,487,575
   975,000     BBB-      Valley Health System COP, 6.875% due 5/15/23                                              978,656
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               105,928,287
--------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.0%
 1,250,000     AAA       ABAG County, Series 96A, FNMA-Collateralized, 5.700% due 11/1/26 (c)                    1,317,187
                         California HFA:
   180,000     Aa2*        Home Mortgage Revenue, Series F-1, FHA-Insured, 7.000% due 8/1/26 (c)                   189,900
 1,595,000     Aa2*        Series A, 6.625% due 2/1/24 (c)                                                       1,660,794
   480,000     AAA         Series C, MBIA-Insured, 7.000% due 8/1/23 (c)                                           495,336
 6,000,000     NR        California Statewide Community Development Authority, COP, St. Joseph's
                           Health System Group, Series E, FNMA-Collateralized, 6.400% due 6/1/28 (c)             6,330,000
 1,740,000     AAA       Riverside County Housing Authority, Multi-Family Housing Revenue, Brandon
                           Place Apartments, Series B, FNMA-Collateralized, 5.625% due 7/1/29 (c)                1,881,375
   665,000     AAA       San Francisco City & County Redevelopment, Multi-Family Housing Revenue,
                           1045 Mission Apartments, Series C, GNMA-Collateralized, 5.200% due 12/20/17 (c)         673,313
 1,500,000     Aa1*      San Jose Multi-Family Timberwood Apartments, Series A, LOC-Wells Fargo
                           Bank, 7.500% due 2/1/20                                                               1,512,720
 1,320,000     AA        Santa Rosa Mortgage Revenue, (Village Square Apartments Project), Series A,
                           FHA-Insured, 6.875% due 9/1/27                                                        1,400,850
 2,755,000     AAA       Victorville Multi-Family Housing Revenue, Wimbledon Apartments, Series A,
                           GNMA-Collateralized, 6.300% due 4/20/31                                               2,889,306
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,350,781
--------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.4%
                         California HFA Revenue Bonds, Home Mortgage:
                           Capital Appreciation:
   350,000     Aa2*          Series 1983-B, FHA-Insured, zero coupon due 8/1/15                                    110,250
   310,000     Aa2*          Series 1984-B, zero coupon due 8/1/16                                                  55,412
 5,225,000     Aa2*          Series E, FHA-Insured, Remarketed 10/16/96, 6.375% due 8/1/27 (c)                   5,466,656
    10,000     Aa2*        MGIC-Insured, 10.250% due 2/1/14                                                         10,016
                           Single-Family Mortgage:
 5,810,000     AAA           Issue A-2, FHA-Insured, 6.350% due 8/1/15 (c)                                       6,144,075
 3,380,000     AAA           Series B-3, Class II, MBIA-Insured, 5.375% due 8/1/21 (c)                           3,439,150
 4,155,000     AAA       California Rural Home Mortgage Financing Authority, Single-Family Mortgage-
                           Revenue, Mortgage Backed Security, Series D, GNMA/FNMA-Collateralized,
                           6.000% due 12/1/31 (c)                                                                4,404,300
   380,000     Aaa*      Los Angeles Home Mortgage Revenue Bonds, GNMA-Collateralized, (Second
                           Mortgage Project), 8.100% due 5/1/17                                                    392,825
 1,500,000     AAA       Sacramento County Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized,
                         (Escrowed to maturity with U.S. government securities), 8.000% due 7/1/16 (c)           1,974,375
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                21,997,059
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                 11   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Miscellaneous -- 22.4%
$2,000,000     AAA       Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured, 6.200% due 7/16/23             $ 2,162,500
 1,025,000     Baa2*     Azusa COP, (Capital Improvements Refinancing Project), 6.625% due 8/1/13                1,094,187
10,000,000     AA-       Beverly Hills Public Financing Authority, Lease Revenue, (Capital Improvement
                           Project), Series A, 5.250% due 6/1/28                                                10,100,000
   750,000     NR        California Public Capital Improvements Finance Authority Revenue, (Pooled
                         Project), Series A, 8.500% due 3/1/18                                                     756,600
                         California State Public Works Board, Lease Revenue, MBIA-Insured:
 2,500,000     AAA         Department of Corrections, Series B, 5.000% due 9/1/21                                2,478,125
 5,000,000     AAA         Department of Health Services, Series A, 5.750% due 11/1/24                           5,337,500
 3,000,000     AAA       Contra Costa County COP, (Capital Projects), AMBAC-Insured, 5.250% due 2/1/21           3,052,500
 2,500,000     AAA       Corona PFA Revenue, Superior Lien, Series A, FSA-Insured, 5.000% due 9/1/20             2,493,750
 3,680,000     AAA       Fontana COP, AMBAC-Insured, 5.000% due 9/1/21                                           3,647,800
                         Fresno Joint Powers Financing Authority, Local Agency Revenue, Series A:
   600,000     BBB+        6.000% due 9/2/01                                                                       606,222
 1,000,000     BBB+        6.200% due 9/2/03                                                                     1,055,000
 1,500,000     BBB+        6.550% due 9/2/12                                                                     1,605,000
   900,000     VMIG 1*   Irvine California Improvement Board Act 1915, Assessment District No. 87 & 88,
                           1.500% due 9/2/24+                                                                      900,000
 3,000,000     AAA       Long Beach Board Finance Authority Lease Revenue, (Rainbow Harbor Refining
                           Project), Series A, AMBAC-Insured, 5.250% due 5/1/24                                  3,041,250
 3,250,000     AAA       Los Angeles County Community Facilities, District No. 3, Special Tax Refunding,
                           Series A,  FSA-Insured, 5.500% due 9/1/14                                             3,485,625
                         Los Angeles County COP, Antelope VY Courthouse,
                         AMBAC-Insured, Series A:
 5,000,000     AAA         5.250% due 11/1/27                                                                    5,050,000
 2,580,000     AAA         5.250% due 11/1/33                                                                    2,605,800
                         Los Angeles County Public Works Financing Authority Revenue:
 3,500,000     AAA         Multiple Capital Facilities Project, Series B, AMBAC-Insured, 5.125% due 12/1/29      3,478,125
 6,500,000     AA          Regional Park & Open Space District, Series A, 5.000% due 10/1/19                     6,516,250
 2,670,000     AAA       Ontario Redevelopment Finance Authority Revenue, (Project No. 1), MBIA-Insured,
                           (Escrowed to maturity with U.S. government securities), 5.800% due 8/1/23             2,786,813
 4,900,000     AAA       Pasadena SPL Tax Community Facilities District No. 1, FSA-Insured,
                           5.250% due 12/1/25                                                                    4,936,750
   895,000     Baa1*     Pleasanton Joint Powers Financing Authority Revenue, Series A, 6.150% due 9/2/12          944,225
                         Sacramento City Financing Authority Revenue, Capital Improvement,
                           (Solid Waste & Redevelopment Project):
 2,000,000     Aa3*          5.625% due 6/1/30                                                                   2,080,000
 1,600,000     AAA           AMBAC-Insured, 5.875% due 12/1/29                                                   1,740,000
 4,600,000     AAA       Sacramento County COP, (Public Facilities Project), Solid Waste Facilities,
                           MBIA-Insured, 5.250% due 12/1/16                                                      4,772,500
 2,800,000     AAA       Salida Area Public Financing Agency Community Facilities District, Special
                           Tax No. 1988-1, FSA-Insured, 5.250% due 9/1/18                                        2,873,500
 2,000,000     AAA       San Bernadino COP, (Capital Facilities Project), Series B, (Escrowed to maturity with
                           U.S. government securities), 6.875% due 8/1/24                                        2,507,500
 1,000,000     AAA       San Diego County COP, Regular Fixed Option Certificates, MBIA-Insured,
                           6.363% due 11/18/19                                                                   1,030,930
25,000,000     AAA       San Francisco California State Building Authority, Lease Revenue, San Francisco
                           Civic Center,  Complex-A, AMBAC-Insured, 5.250% due 12/1/21                          25,375,000
                         San Francisco City & County COP, San Bruno Jail No. 3, AMBAC-Insured:
14,000,000     AAA         5.250% due 10/1/26                                                                   14,157,500
36,195,000     AAA         5.250% due 10/1/33                                                                   36,556,950
   135,000     A3*       San Francisco Downtown Parking, Corporate Parking Revenue Bonds,
                           6.250% due 4/1/04                                                                       144,450
 3,205,000     AAA       San Luis Obispo County Lopez Dam Improvement Project, Series A, MBIA-Insured,
                           5.375% due 8/1/30                                                                     3,265,094

                       See Notes to Financial Statements.


                 12   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Miscellaneous -- 22.4% (continued)
$4,310,000     Aaa*      San Marcos Public Facilities Authority, Public Facilities Revenue, (Escrowed
                           to maturity with U.S. government securities), zero coupon due 1/1/19                $ 1,632,413
 5,995,000     AAA       San Ramone COP, (Central Park Project), FSA-Insured, 5.000% due 8/1/24                  5,890,088
 2,875,000     AAA       Santa Ana Financing Authority, Lease Revenue, Police Administration & Holding
                           Facility, Series A, MBIA-Insured, 6.250% due 7/1/24                                   3,360,156
 3,460,000     A+        Santa Barbara County COP, 5.700% due 3/1/11                                             3,667,600
 5,680,000     AAA       Santa Maria Redevelopment Agency, Town Center Package, FSA-Insured,
                           5.000% due 6/1/16                                                                     5,751,000
 2,795,000     AAA       Solano County COP, (Capital Improvement Project), AMBAC-Insured,
                           5.000% due 11/15/19                                                                   2,788,013
 4,200,000     A+        Sonoma County COP, Detention Facilities Improvement Project,
                           5.000% due 11/15/13                                                                   4,294,500
 2,000,000     AAA       South Orange County Public Finance Authority, Special Tax Revenue,
                           Series A, MBIA-Insured, 7.000% due 9/1/10                                             2,442,500
                         Virgin Islands Public Finance Authority Revenue, Series A:
10,000,000     BBB-        5.500% due 10/1/18                                                                    9,800,000
 3,000,000     BBB-        Gross Receipts Taxes, Loan Note, 6.500% due 10/1/24                                   3,153,750
 2,000,000     AAA       Vista Community Development, Tax Allocation Revenue, Vista Redevelopment
                           Project Area, MBIA-Insured, 5.250% due 9/1/15                                         2,055,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               207,472,466
--------------------------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.4%
                         California Financing Authority:
 2,500,000     B3*         Pacific Gas & Electric Co., Series B, 6.350% due 6/1/09 (c)                           2,300,000
   500,000     BBB         Resource Recovery Revenue, Waste Management Income, Series A,
                           7.150% due 2/1/11 (c)                                                                   513,125
 1,500,000     AA-         San Diego Gas & Electric, Series A, 6.800% due 6/1/15 (c)                             1,646,250
 9,900,000     B3*         Southern California Edison Co., Series B, 6.400% due 12/1/24 (c)                      8,872,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,332,250
--------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 4.5%
   475,000     A3*       ABAG Finance Authority Nonprofit Corp., COP, Peninsula Family, YMCA, Series A,
                           (Call 10/1/01 @ 102), 6.800% due 10/1/11                                                494,489
 2,500,000     A3*       California Educational Facilities Authority Revenue, University of San Diego,
                           (Call 10/1/02 @ 102), 6.500% due 10/1/22                                              2,675,000
 1,450,000     NR        California Health Facilities Financing Authority Revenue, St. Elizabeth Hospital,
                           (Call 11/15/02 @ 102), 6.200% due 11/15/09                                            1,549,688
 2,000,000     AAA       California Public Works Board, Lease Revenue, Series A, (California State
                           University Project), (Call 10/1/02 @ 102), 6.700% due 10/1/17                         2,147,500
 1,405,000     Aaa*      Contra Costa County COP, Merrithew Memorial Hospital, (Call 11/1/02 @ 102),
                           6.500% due 11/1/06                                                                    1,508,619
 1,000,000     AA        Fresno Health Facilities Revenue, Holy Cross Health System, St. Agnes,
                           (Call 6/1/02 @ 102), 6.625% due 6/1/21                                                1,061,250
 1,000,000     NR        Inglewood Insured Hospital Revenue Bonds, Daniel Freeman Hospital Inc.,
                           California Mortgage Insured, (Call 5/1/01 @ 102), 6.750% due 5/1/13                   1,025,690
 2,500,000     AAA       Inland Empire Solid Waste Authority Revenue, FSA-Insured, (Call 8/1/06 @ 102),
                           6.000% due 8/1/16 (c)                                                                 2,815,625
   450,000     AAA       Los Angeles Convention & Exhibition Center Authority, (Call 12/1/05 @ 100),
                           9.000% due 12/1/20                                                                      555,188
                         Los Angeles County COP:
 2,000,000     A-          Regular Linked SAVRS & RIBS, (Call 5/1/01 @ 102), 6.708% due 6/1/15                   2,045,880
 1,000,000     A-          Structured Yield Curve Note, (Call 11/1/01 @ 102), 6.600% due 11/1/11                 1,042,760
                         Mojave Water Agency, Improvement District, Morongo Basin, (Call 9/1/02 @ 102):
 1,500,000     AAA         6.600% due 9/1/13                                                                     1,605,000
 5,510,000     AAA         6.600% due 9/1/22                                                                     5,895,700

                       See Notes to Financial Statements.


                 13   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Pre-Refunded (e) -- 4.5% (continued)
$  750,000     A-        Northern California Power Agency, Public Power Revenue, (Geothermal Project No. 3),
                           Series A, (Call 7/1/08 @ 100), 5.000% due 7/1/09                                     $  803,438
   500,000     AAA       Oceanside COP, AMBAC-Insured, (Call 8/1/02 @ 102), 7.300% due 8/1/21                      538,125
 1,000,000     A2*       Rancho Mirage COP, Eisenhower Memorial Hospital, Joint Powers Financing Authority,
                           (Call 3/1/02 @ 102), 7.000% due 3/1/22                                                1,057,490
 2,000,000     AAA       Rancho Water District Financing Authority Revenue, Regular Fixed Option Bonds,
                           AMBAC-Insured, (Call 9/11/01 @ 102), 6.427% due 8/17/21                               2,074,780
 1,250,000     AAA       San Diego Community College District, Lease Revenue, MBIA-Insured,
                           (Call 12/1/06 @ 102), 6.125% due 12/1/16                                              1,434,375
 2,750,000     A2*       San Joaquin County COP, (General Hospital Project 1993), (Call 9/1/03 @ 102),
                           6.250% due 9/1/13                                                                     2,990,625
 6,000,000     AA-       St. Joseph's Health System, (Call 7/1/04 @ 102), 6.625% due 7/1/21                      6,720,000
 1,300,000     AAA       Yolo County Flood Control & Water Conservation District, COP, FGIC-Insured,
                           (Call 7/15/03 @ 100), 7.125% due 7/15/15                                              1,413,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                41,454,972
--------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.6%
 2,770,000     AAA       Fresno County Finance Authority, Solid Waste Revenue Bonds, American Avenue
                           Landfill, MBIA-Insured, 5.750% due 5/15/14                                            2,977,750
 5,000,000     AAA       Inland Empire Solid Waste Authority Revenue, FSA-Insured,
                           6.250% due 8/1/11 (b)(c)                                                              5,675,000
   470,000     BBB       Kings County Waste Management Authority, Solid Waste Revenue,
                           7.200% due 10/1/14 (c)                                                                  509,950
 1,000,000     BB        Nevada County COP, 7.500% due 6/1/21                                                    1,025,020
 4,135,000     Baa2*     South Napa Waste Management Authority Revenue, (Solid Waste Transfer
                           Facilities Project), 6.500% due 2/15/14 (c)                                           4,383,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,570,820
--------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 2.6%
 2,000,000     AAA       Anaheim Public Finance Authority, Tax Allocation Revenue, Regular Fixed
                           Option Bonds, MBIA-Insured, 6.450% due 12/28/18                                       2,250,000
 1,000,000     Baa3*     Azusa Redevelopment Agency, Tax Allocation, (Merged Project Area),
                           Series A, 6.750% due 8/1/23                                                           1,050,000
   295,000     AAA       Brea Public Finance Authority, Tax Allocation, MBIA-Insured, 7.000% due 8/1/15            304,770
                         Brisbane Redevelopment Agency, Tax Allocation, (Brisbane Community
                           Redevelopment Project):
   200,000     AA          9.400% due 5/1/05                                                                       201,772
   220,000     AA          9.400% due 5/1/06                                                                       221,894
    30,000     AAA       Concord Redevelopment Agency, Tax Allocation, Series 3, MBIA-Insured,
                           8.000% due 7/1/18                                                                        30,414
 6,000,000     AAA       Corona Redevelopment Agency, Tax Allocation, Redevelopment, (Project Area A),
                           Series A, FGIC-Insured, 5.500% due 9/1/24                                             6,150,000
 1,000,000     AAA       El Centro Redevelopment Tax Allocation, MBIA-Insured, 6.375% due 11/1/17                1,117,500
 2,160,000     AAA       Fontana Public Finance Authority, Tax Allocation, MBIA-Insured, Series A,
                           5.000% due 9/1/20                                                                     2,141,100
 3,275,000     BBB+      Garden Grove Community Development Agency, Tax Allocation, (Garden Grove
                           Community Project), 5.700% due 10/1/08                                                3,434,656
 2,000,000     Baa2*     Hawthorne Community Redevelopment, Tax Allocation, (Project Area 2),
                           (Partially Pre-Refunded-- Escrowed with U.S. government securities to 9/1/04
                           Call @ 102), 6.625% due 9/1/14 (e)                                                    2,162,500
                         Rancho Cucamonga Redevelopment, Tax Allocation, (Rancho Redevelopment Project):
 2,500,000     AAA         FSA-Insured, 5.250% due 9/1/20                                                        2,553,125
 2,445,000     AAA         MBIA-Insured, 5.250% due 9/1/16                                                       2,533,631
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                24,151,362
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                 14   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Transportation -- 4.1%
$1,250,000     AAA       Fresno Airport Revenue, Series A, FSA-Insured, 5.500% due 7/1/30                      $ 1,298,438
 3,500,000     AAA       Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
                           AMBAC-Insured, Series C, 5.000% due 7/1/26                                            3,425,625
 2,000,000     A3*       Port of Oakland Special Facilities Revenue, Series A, 6.750% due 1/1/12 (c)             2,077,500
 9,000,000     AAA       Sacramento County Airport System Revenue, Series A, MBIA-Insured, 5.900%
                           due 7/1/24 (c)                                                                        9,450,000
   400,000     A1*       Sacramento Regional Transportation District COP, Series A, 6.400% due 3/1/03              419,308
 3,000,000     AAA       San Francisco Airport Community International Corp., Lease Revenue, FGIC-Insured,
                           6.500% due 5/1/19 (c)                                                                 3,225,000
   170,000     AAA       San Francisco Airport Improvement Corp., Lease Revenue, (Escrowed to maturity with
                           U.S. government securities), 8.000% due 7/1/13                                          209,950
15,270,000     AAA       San Francisco Bay Area Rapid Transportation District Sales Tax, AMBAC-Insured,
                           5.000% due 7/1/28                                                                    14,907,337
                         San Jose Airport Revenue Bonds, FGIC-Insured:
   200,000     AAA         5.400% due 3/1/04 (c)                                                                   209,250
 1,500,000     AAA         5.500% due 3/1/07 (c)                                                                 1,573,125
 1,250,000     A2*       Santa Barbara COP, (Harbor Reference Project), 6.750% due 10/1/27                       1,310,937
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                38,106,470
--------------------------------------------------------------------------------------------------------------------------
Utilities -- 5.8%
   360,000     A-        Northern California Power Agency, Public Power Refunding, Geothermal Project No. 3,
                           Series A, 5.000% due 7/1/09                                                             360,990
25,545,000     AAA       Puerto Rico Electric Power Authority, Power Revenue, Series HH, FSA-Insured,
                           5.250% due 7/1/29                                                                    25,800,450
 2,000,000     AAA       Redding Electric System Revenue, COP, Regular Linked SAVRS & RIBS,
                           MBIA-Insured, 6.368% due 7/8/22                                                       2,305,000
 5,000,000     AAA       Riverside Electrical Revenue, AMBAC-Insured, 5.000% due 10/1/22                         4,931,250
                         Sacramento Municipal Utility District Electric Revenue:
 4,500,000     AAA         Series D, MBIA-Insured, 5.250% due 11/15/20                                           4,545,000
 3,000,000     A           Series E, 5.700% due 5/15/12                                                          3,135,000
 5,425,000     AAA         Series I, MBIA-Insured, 5.750% due 1/1/15                                             5,730,156
 5,000,000     AAA       Southern California Public Power Authority, Power Project Revenue, (Mead
                           Adelanto Project), Series A, AMBAC-Insured, 5.000% due 7/1/17                         5,056,250
 1,960,000     BBB-      Trinity County Public Utility District COP, Electric District Facilities,
                           6.750% due 4/1/23 (c)                                                                 2,026,150
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                53,890,246
--------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 21.2%
                         California State Department of Water, Central Valley Project Revenue:
                           Series O:
 1,000,000     AA            5.000% due 12/1/22                                                                    978,750
 2,235,000     AA            4.750% due 12/1/25                                                                  2,075,756
 5,000,000     AA          Series S, 5.000% due 12/1/19                                                          5,006,250
11,000,000     AA          Series U, 5.000% due 12/1/29                                                         10,642,500
                         Castaic Lake Water Agency Revenue, COP, MBIA-Insured, Series A:
16,260,000     AAA         5.250% due 8/1/23                                                                    16,503,900
 6,615,000     AAA         5.000% due 8/1/29                                                                     6,441,356
                         Castaic Lake Water Revenue, COP, (Water System Improvement Project),
                           AMBAC-Insured:
 7,270,000     AAA         5.250% due 8/1/19                                                                     7,451,750
 8,615,000     AAA         5.125% due 8/1/30                                                                     8,561,156
 6,000,000     AAA       Clovis Sewer Revenue Refunding, MBIA-Insured, 5.200% due 8/1/28                         6,015,000
 5,000,000     AAA       Cucamonga County Water District, COP, FGIC-Insured, 5.000% due 9/1/29                   4,875,000

                       See Notes to Financial Statements.


                 15   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            February 28, 2001
================================================================================

   FACE
  AMOUNT     RATING(a)                                SECURITY                                                     VALUE
==========================================================================================================================
Water and Sewer -- 21.2% (continued)
                         East Bay Municipal Utility District, FGIC-Insured:
$9,300,000     AAA         Wastewater Treatment Systems Revenue, 5.000% due 6/1/26                             $ 9,102,375
                           Water Systems Revenue:
 1,750,000     AAA           5.000% due 6/1/16                                                                   1,785,000
 5,000,000     AAA           4.750% due 6/1/21                                                                   4,762,500
 8,400,000     AAA           5.000% due 6/1/26                                                                   8,221,500
                         Eastern Municipal Water District COP, Water & Sewer Revenue, Series A:
                           FGIC-Insured:
 1,000,000     AAA           6.750% due 7/1/12                                                                   1,227,500
 1,000,000     AAA           5.375% due 7/1/13                                                                   1,042,500
17,750,000     AAA         MBIA-Insured, 5.250% due 7/1/23                                                      17,949,687
 1,900,000     AAA       El Centro Financing Authority, Water & Wastewater Revenue, Series A,
                           AMBAC-Insured, 5.125% due 10/1/27                                                     1,890,500
 2,430,000     AAA       Los Angeles Wastewater System Revenue, Series A, MBIA-Insured,
                           5.700% due 6/1/09                                                                     2,566,688
                         Metropolitan Water District, Southern California Waterworks Revenue:
                           Series A:
 1,000,000     AA            5.000% due 7/1/18                                                                   1,008,750
13,900,000     AA            4.750% due 7/1/22                                                                  13,152,875
13,150,000     AA            5.000% due 7/1/26                                                                  12,788,375
12,430,000     AAA           MBIA-Insured, 5.000% due 7/1/30                                                    12,119,250
 4,500,000     AA          Series C, 5.250% due 7/1/16                                                           4,668,750
 3,000,000     AAA       Modesto Irrigation District Financing Authority Revenue, COP, Capital Improvement,
                           Series A, AMBAC-Insured, 4.750% due 7/1/26                                            2,797,500
 1,925,000     AAA       Morgan Hill COP, FSA-Insured, 5.125% due 6/1/21                                         1,932,219
 4,560,000     AAA       Pittsburg Public Finance Authority, Wastewater Revenue, Series A, FGIC-Insured,
                           5.375% due 6/1/22                                                                     4,622,700
 6,575,000     AAA       Placer County Water Revenue, COP, (Capital Improvement Projects), AMBAC-Insured,
                           5.500% due 7/1/29                                                                     6,829,781
                         Pomona Public Financing Authority:
 2,500,000     AAA         Series AA, (Water Facilities Project), FSA-Insured, 5.000% due 5/1/29                 2,437,500
 2,855,000     AAA         Series Q, MBIA-Insured, 5.750% due 12/1/15                                            3,076,263
 6,875,000     AAA       San Diego PFA, Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20                          6,814,844
 6,200,000     AAA       South Placer Wastewater Authority Revenue, Series A, FGIC-Insured,
                           5.250% due 11/1/27                                                                    6,269,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               195,618,225
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $857,616,522**)                                                             $923,811,647
==========================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Securities with an aggregate market value of $7,940,625 are segregated as collateral for open purchase commitments.
(e) Bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if issuer had not applied for new ratings.
+ Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 and 18 for definitions of bond ratings and certain security descriptions.

                       See Notes to Financial Statements.


                 16   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA"' have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                 17   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
BAN         -- Bond Anticipation Notes
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CHFCLI      -- California Health Facility Construction Loan Insurance
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
ETM         -- Escrowed To Maturity
FAIRS       -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRTC        -- Floating Rate Trust Certificates
FSA         -- Financial Security Assurance
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HDC         -- Housing Development Corporation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters
ISD         -- Independent School District
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse Coupon Security
PCR         -- Pollution Control Revenue
PFA         -- Public Financing Authority
PSFG        -- Permanent School Fund Guaranty
RAN         -- Revenue Anticipation Notes
RIBS        -- Residual Interest Bonds
SAVRS       -- Select Auction Variable Rate Securities
TAN         -- Tax Anticipation Notes
TECP        -- Tax Exempt Commercial Paper
TOB         -- Tender Option Bonds
TRAN        -- Tax and Revenue Anticipation Notes
SYCC        -- Structured Yield Curve Certificate
VA          -- Veterans Administration
VRDD        -- Variable Rate Daily Demand
VRWE        -- Variable Rate Wednesday Demand


                 18   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            February 28, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $857,616,522)                                     $ 923,811,647
     Cash                                                                                    36,596
     Interest receivable                                                                 11,721,945
     Receivable for securities sold                                                      23,899,259
     Receivable for Fund shares sold                                                      2,410,486
     Other assets                                                                            10,169
---------------------------------------------------------------------------------------------------
     Total Assets                                                                       961,890,102
---------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                                    27,776,706
     Payable for Fund shares purchased                                                    1,328,425
     Investment advisory fee payable                                                        330,148
     Distribution fee payable                                                                86,954
     Administration fee payable                                                              33,879
     Accrued expenses                                                                       138,257
---------------------------------------------------------------------------------------------------
     Total Liabilities                                                                   29,694,369
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 932,195,733
===================================================================================================

NET ASSETS:
     Par value of capital shares                                                      $      55,831
     Capital paid in excess of par value                                                884,024,681
     Undistributed net investment income                                                    712,034
     Accumulated net realized loss from security transactions and futures contracts     (18,791,938)
     Net unrealized appreciation of investments                                          66,195,125
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 932,195,733
===================================================================================================

Shares Outstanding:
     Class A                                                                             41,777,846
     ----------------------------------------------------------------------------------------------
     Class B                                                                             10,983,119
     ----------------------------------------------------------------------------------------------
     Class L                                                                              3,070,453
     ----------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                   $       16.70
     ----------------------------------------------------------------------------------------------
     Class B *                                                                        $       16.69
     ----------------------------------------------------------------------------------------------
     Class L **                                                                       $       16.68
     ----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)                $       17.40
     ----------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                $       16.85
===================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


                 19   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended February 28, 2001
================================================================================

INVESTMENT INCOME:
     Interest                                                               $  49,152,133
-----------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 3)                                           2,641,613
     Distribution fee (Note 3)                                                  2,503,474
     Administration fee (Note 3)                                                1,684,969
     Shareholder and system servicing fees                                        141,307
     Shareholder communications                                                    39,781
     Directors' fees                                                               36,005
     Pricing service fees                                                          34,233
     Custody                                                                       34,000
     Audit and legal                                                               26,750
     Registration fees                                                             22,790
     Other                                                                          1,451
-----------------------------------------------------------------------------------------
     Total Expenses                                                             7,166,373
-----------------------------------------------------------------------------------------
Net Investment Income                                                          41,985,760
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)                  3,560,946
       Futures contracts                                                         (288,500)
-----------------------------------------------------------------------------------------
     Net Realized Gain                                                          3,272,446
-----------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year                                                       (7,398,348)
       End of year                                                             66,195,125
-----------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                   73,593,473
-----------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                  76,865,919
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                      $ 118,851,679
=========================================================================================

                       See Notes to Financial Statements.


                 20   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Year Ended February 28, 2001
and the Year Ended February 29, 2000

                                                                           2001               2000
========================================================================================================
OPERATIONS:
     Net investment income                                            $    41,985,760    $    46,744,665
     Net realized gain (loss)                                               3,272,446        (18,604,213)
     Increase (decrease) in net unrealized appreciation                    73,593,473        (87,054,939)
--------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                    118,851,679        (58,914,487)
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE2):
     Net investment income                                                (41,362,242)       (44,975,146)
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (41,362,242)       (44,975,146)
--------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                     152,245,199        147,999,352
     Net asset value of shares issued for reinvestment of dividends        22,843,162         25,037,033
     Cost of shares reacquired                                           (183,870,426)      (271,883,695)
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                   (8,782,065)       (98,847,310)
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          68,707,372       (202,736,943)

NET ASSETS:
     Beginning of year                                                    863,488,361      1,066,225,304
--------------------------------------------------------------------------------------------------------
     End of year*                                                     $   932,195,733    $   863,488,361
========================================================================================================
* Includes undistributed net investment income of:                    $       712,034    $       124,836
========================================================================================================

                       See Notes to Financial Statements.


                 21   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

Smith Barney California Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices as provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, during November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an


                 22   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

advisory fee calculated at an annual rate of 0.30% of the average daily net assets. The investment advisory fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended February 28, 2001, the Fund paid transfer agent fees of $153,391 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2001, SSB and CFBDS received sales charges of approximately $876,000 and $80,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                             Class A      Class B      Class L
================================================================================
CDSCs                                        $13,000     $325,000      $4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of # Smith Barney California Municipals Fund Inc. | 2001 Annual Report to Shareholders Notes to Financial Statements (continued) the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended February 28, 2001, total Distribution Plan fees incurred were:

                                             Class A      Class B      Class L
================================================================================
Distribution Plan Fees                      $971,948    $1,237,675    $293,851
================================================================================

All officers and one Director of the Fund are employees of SSB.

4.    Investments

During the year ended February 28, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $255,163,629
--------------------------------------------------------------------------------
Sales                                                                264,905,121
================================================================================

At February 28, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                       $68,601,322
Gross unrealized depreciation                                        (2,406,197)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $66,195,125
================================================================================


                 23   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5.    Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of)the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At February 28, 2001, the Fund held no futures contracts.

6.    Capital Shares

At February 28, 2001, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At February 28, 2001, total paid-in capital amounted to the following for each class:

                                     Class A           Class B         Class L
================================================================================
Total Paid-in Capital             $651,862,600      $180,843,242     $51,374,670
================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                        Year Ended
                                        February 28, 2001                 February 29, 2000
                                   ---------------------------      ----------------------------
                                     Shares          Amount            Shares         Amount
================================================================================================
Class A
Shares sold                         7,317,335    $ 120,274,380        6,983,346    $ 112,760,970
Shares issued on reinvestment       1,064,729       17,131,132        1,158,388       18,429,385
Shares reacquired                  (7,697,509)    (124,331,781)     (12,477,687)    (197,363,379)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               684,555    $  13,073,731       (4,335,953)   $ (66,173,024)
================================================================================================
Class B
Shares sold                         1,130,753    $  18,364,220        1,628,698    $  26,306,497
Shares issued on reinvestment         273,871        4,396,426          326,617        5,195,228
Shares reacquired                  (3,243,978)     (52,214,529)      (3,741,218)     (59,176,884)
------------------------------------------------------------------------------------------------
Net Decrease                       (1,839,354)   $ (29,453,883)      (1,785,903)   $ (27,675,159)
================================================================================================
Class L
Shares sold                           829,545    $  13,606,599          551,473    $   8,931,885
Shares issued on reinvestment          81,282        1,306,791           85,035        1,350,873
Shares reacquired                    (368,147)      (5,883,931)        (956,885)     (15,073,569)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               542,680    $   9,029,459         (320,377)   $  (4,790,811)
================================================================================================
Class Y*
Shares issued on reinvestment             564    $       8,813            3,854    $      61,547
Shares reacquired                     (75,289)      (1,440,185)         (17,634)        (269,863)
------------------------------------------------------------------------------------------------
Net Decrease                          (74,725)   $  (1,431,372)         (13,780)   $    (208,316)
================================================================================================

  * On May 2, 2000, Class Y shares were fully redeemed.


                 24   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.    Capital Loss Carryforward

At February 28, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $18,793,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs at the end of February of the year indicated:

                                           2007           2008           2009
================================================================================
Carryforward Amounts                    $2,923,000     $10,985,000    $4,885,000
================================================================================

8.    Concentration of Credit

The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.


                 24   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, except where noted:

Class A Shares                               2001(1)      2000(1)(2)     1999(1)         1998         1997
============================================================================================================
Net Asset Value, Beginning of Year          $  15.28       $  16.93     $  16.99       $  16.26     $  16.31
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.79           0.78         0.77           0.82         0.85
  Net realized and unrealized gain (loss)       1.41          (1.67)        0.07           0.98         0.15
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.20          (0.89)        0.84           1.80         1.00
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.78)         (0.76)       (0.78)         (0.84)       (0.85)
  In excess of net investment income              --             --        (0.02)            --           --
  Net realized gains                              --             --        (0.10)         (0.23)       (0.20)
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.78)         (0.76)       (0.90)         (1.07)       (1.05)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  16.70       $  15.28     $  16.93       $  16.99     $  16.26
------------------------------------------------------------------------------------------------------------
Total Return                                   14.70%         (5.36)%       5.02%         11.44%        6.37%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $    698       $    628     $    769       $    664     $    579
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.68%          0.70%        0.68%          0.70%        0.71%
  Net investment income                         4.91           4.99         4.53           4.97         5.29
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%            29%          13%            43%          60%
============================================================================================================

Class B Shares                               2001(1)      2000(1)(2)     1999(1)         1998         1997
============================================================================================================
Net Asset Value, Beginning of Year          $  15.28       $  16.93     $  16.98       $  16.25     $  16.32
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.70           0.70         0.68           0.74         0.76
  Net realized and unrealized gain (loss)       1.41          (1.68)        0.08           0.98         0.14
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.11          (0.98)        0.76           1.72         0.90
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.70)         (0.67)       (0.69)         (0.76)       (0.77)
  In excess of net investment income              --             --        (0.02)            --           --
  Net realized gains                              --             --        (0.10)         (0.23)       (0.20)
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.70)         (0.67)       (0.81)         (0.99)       (0.97)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  16.69       $  15.28     $  16.93       $  16.98     $  16.25
------------------------------------------------------------------------------------------------------------
Total Return                                   14.06%         (5.87)%       4.56%         10.88%        5.73%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $    183       $    196     $    247       $    216     $    173
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.19%          1.22%        1.20%          1.21%        1.23%
  Net investment income                         4.39           4.47         4.02           4.45         4.75
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%            29%          13%            43%          60%

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the year ended February 29, 2000.


                 25   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, except where noted:

Class L Shares                               2001(1)    2000(1)(2)   1999(1)(3)      1998        1997
========================================================================================================
Net Asset Value, Beginning of Year          $  15.26     $  16.91     $  16.97     $  16.24     $  16.31
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.69         0.69         0.67         0.73         0.75
  Net realized and unrealized gain (loss)       1.42        (1.68)        0.07         0.98         0.15
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.11        (0.99)        0.74         1.71         0.90
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.69)       (0.66)       (0.68)       (0.75)       (0.77)
  In excess of net investment income              --           --        (0.02)          --           --
  Net realized gains                              --           --        (0.10)       (0.23)       (0.20)
--------------------------------------------------------------------------------------------------------
Total Distributions                            (0.69)       (0.66)       (0.80)       (0.98)       (0.97)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $  16.68     $  15.26     $  16.91     $  16.97     $  16.24
--------------------------------------------------------------------------------------------------------
Total Return                                   14.09%       (5.92)%       4.45%       10.83%        5.68%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $     51     $     38     $     48     $     32     $     17
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.24%        1.28%        1.24%        1.26%        1.29%
  Net investment income                         4.34         4.41         3.97         4.39         4.69
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%          29%          13%          43%          60%
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 2001:

      o 99.18% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


                 25   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney California Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney California Municipals Fund Inc. as of February 28, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney California Municipals Fund Inc. as of February 28, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         /s/ KPMG LLP


New York, New York
April 6, 2001


                 26   Smith Barney California Municipals Fund Inc.
                        2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
CALIFORNIA MUNICIPALS FUND INC.
--------------------------------------------------------------------------------

DIRECTORS

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose

James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR
AND ADMINISTRATOR

SSB Citi Fund Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney California Municipals Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0434 4/01